[LOGO] DELAWARE INVESTMENTS(TM)
PHILADELPHIA - LONDON


INTERNATIONAL FUND




LINCOLN NATIONAL
INTERNATIONAL FUND, INC.
ANNUAL REPORT
DECEMBER 31, 2001

LINCOLN NATIONAL INTERNATIONAL FUND, INC.

INDEX

     COMMENTARY

     STATEMENT OF NET ASSETS

     STATEMENT OF OPERATIONS

     STATEMENTS OF CHANGES IN NET ASSETS

     FINANCIAL HIGHLIGHTS

     NOTES TO FINANCIAL STATEMENTS

     REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

LINCOLN NATIONAL
INTERNATIONAL FUND, INC.
ANNUAL PORTFOLIO COMMENTARY
FOR THE YEAR ENDED DECEMBER 31, 2001

Managed by:            [DELAWARE INVESTMENTS (SM)
                                  LOGO]

The Fund had a return of -10.0% for the fiscal year ended December 31, 2001, while its benchmark, the MSCI EAFE Index*, returned -21.2%. International markets lagged the U.S. during a volatile year. Markets were dragged down by fears about global economic growth in general, weakness in foreign currencies, and particular concerns regarding the intransigence of Japan's woes. While 2001 was a weak year for equity markets, Delaware International's defensive value style was able to protect the Fund against the worst declines and end the year well above the benchmark.

Most international equity markets ended 2001 on a positive note, despite a fall of 20% or more over the year. This recovery was driven by optimism that the terrorist attacks on the U.S. would prove to have had only a short-lived impact on the U.S. economy and that the global economy could see a recovery early in 2002.

The economic outlook in Japan continues to deteriorate and despite Mr. Koizumi's restatement of his commitment to reform, the evidence of his first eight months in power suggests otherwise. The lack of political will to restructure the financial system and tackle the problem of deflation makes a return to economic growth unlikely. We would have to assume an unrealistically optimistic scenario in order to forecast attractive real returns from the Japanese equity market; we remain underweight.
The recent recovery in the technology, media and telecommunications sectors is, we believe, unsustainable. The renewed optimism regarding the U.S. and global economies has led to a perception that this will result in a recovery in technology related capital expenditure. This optimism is misplaced and we have further reduced our position in this sector.

With the successful introduction of euro notes and coins dominating headlines, we continue to believe the euro is severely under-valued relative to the U.S. dollar. Along with the attractive valuations on the Australasian currencies, we believe that undervalued foreign currencies are making international markets especially attractive to U.S. investors.

ELIZABETH A. DESMOND
CLIVE GILLMORE

GROWTH OF $10,000 INVESTED 1/1/92 THROUGH 12/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          INTERNATIONAL
              FUND       MSCI EAFE INDEX
1/1/92          $10,000          $10,000
12/31/92         $9,207           $8,815
12/31/93        $12,789          $11,719
12/31/94        $13,208          $12,664
12/31/95        $14,382          $14,127
12/31/96        $15,751          $15,026
12/31/97        $16,696          $15,335
12/31/98        $19,144          $18,453
12/31/99        $22,437          $23,490
12/31/00        $22,462          $20,211
12/31/01        $20,224          $15,925

This chart illustrates, hypothetically, that $10,000 was invested in the International Fund on 1/1/92. As the chart shows, by December 31, 2001, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $20,224. For comparison, look at how the Morgan Stanley EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,925. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

AVERAGE ANNUAL RETURN            ENDED
ON INVESTMENT                    12/31/01
------------------------------------------------
One Year                                  -9.96%
------------------------------------------------
Five Years                                +5.12%
------------------------------------------------
Ten Years                                 +7.30%
------------------------------------------------

* MSCI EAFE Index consists of more than 900 securities from selected countries in Europe, Australasia, and the Far East. An investor cannot invest directly in the above index which is unmanaged.

                              INTERNATIONAL FUND 1

LINCOLN NATIONAL
INTERNATIONAL FUND, INC.
STATEMENT OF NET ASSETS
December 31, 2001

                                                                        MARKET
                                                        NUMBER          VALUE
 COMMON STOCK* - 97.61%                                 OF SHARES       (US $)

 ------------------------------------------------------------------------------------
 AUSTRALIA - 10.86%
 ------------------------------------------------------------------------------------
      Amcor                                                1,751,392    $  6,410,244
      CSR                                                    918,700       3,193,218
      Foster's Brewing                                     3,945,200       9,815,003
      National Australia Bank                                577,607       9,420,271
      Orica                                                1,092,858       4,033,519
      Paperlinx                                              783,667       1,954,045
 ------------------------------------------------------------------------------------
                                                                          34,826,300
 BELGIUM - 1.00%
 ------------------------------------------------------------------------------------
      Electrabel                                              15,454       3,219,897
 ------------------------------------------------------------------------------------
                                                                           3,219,897
 FINLAND - 0.92%
 ------------------------------------------------------------------------------------
      UPM-Kymmene                                             88,772       2,944,337
 ------------------------------------------------------------------------------------
                                                                           2,944,337
 FRANCE - 9.46%
 ------------------------------------------------------------------------------------
      Alcatel                                                291,742       4,987,527
      Compagnie de Saint Gobain                               45,850       6,919,811
      Societe Generale Class A                               159,133       8,905,344
      Total Fina Elf Class B                                  66,755       9,533,959
 ------------------------------------------------------------------------------------
                                                                          30,346,641
 GERMANY - 6.52%
 ------------------------------------------------------------------------------------
      Bayer                                                  215,400       6,846,980
      Bayerische Hypo-und Vereinsbank                        205,700       6,254,753
      RWE                                                    206,900       7,820,299
 ------------------------------------------------------------------------------------
                                                                          20,922,032
 HONG KONG - 4.36%
 ------------------------------------------------------------------------------------
      Hong Kong Electric                                   1,267,000       4,711,940
      Jardine Matheson Holdings                              725,600       4,281,040
      Wharf Holdings                                       2,048,000       5,003,225
 ------------------------------------------------------------------------------------
                                                                          13,996,205
 ITALY - 2.52%
 ------------------------------------------------------------------------------------
      Banca Intesta                                        3,230,750       8,083,414
 ------------------------------------------------------------------------------------
                                                                           8,083,414
 JAPAN - 13.66%
 ------------------------------------------------------------------------------------
      Canon                                                  320,000      11,011,750
      Eisai                                                  287,000       7,138,868
      Hitachi                                                734,000       5,376,469
      Matsushita Electric Industrial                         517,000       6,639,028
      Murata Manufacturing                                   134,000       8,036,319
      Nichido Fire & Marine                                  400,000       1,928,888
      West Japan Railway                                         819       3,661,941
 ------------------------------------------------------------------------------------
                                                                          43,793,263
 KOREA - 1.64%
 ------------------------------------------------------------------------------------
      Pohang Iron & Steel - ADR                              228,310       5,251,130
 ------------------------------------------------------------------------------------
                                                                           5,251,130
 MALAYSIA - 0.50%
 ------------------------------------------------------------------------------------
      Sime Darby                                           1,249,200       1,610,811
 ------------------------------------------------------------------------------------
                                                                           1,610,811
 NETHERLANDS - 6.84%
 ------------------------------------------------------------------------------------
      Elsevier                                               592,700       7,008,388
   +  ING Groep                                              262,754       6,700,504
      Royal Dutch Petroleum                                  162,100       8,212,595
 ------------------------------------------------------------------------------------
                                                                          21,921,487
 NEW ZEALAND - 2.39%
 ------------------------------------------------------------------------------------
      Carter Holt Harvey                                   4,063,700       2,876,612
      Telecom Corporation of New Zealand                   2,296,800       4,781,938
 ------------------------------------------------------------------------------------
                                                                           7,658,550

                                                                        MARKET
                                                        NUMBER          VALUE
 SINGAPORE - 1.25%                                      OF SHARES       (US $)

 ------------------------------------------------------------------------------------
      Overseas Chinese Banking                               672,000    $  4,003,249
 ------------------------------------------------------------------------------------
                                                                           4,003,249
 SOUTH AFRICA - 1.61%
 ------------------------------------------------------------------------------------
      Sanlam                                               2,846,500       2,180,853
      Sasol                                                  339,589       2,983,967
 ------------------------------------------------------------------------------------
                                                                           5,164,820
 SPAIN - 6.56%
 ------------------------------------------------------------------------------------
      Banco Santander Central Hispanoamericano               620,537       5,199,271
      Iberdrola                                              458,813       5,972,666
   +  Telefonica                                             736,961       9,862,532
 ------------------------------------------------------------------------------------
                                                                          21,034,469
 UNITED KINGDOM - 27.52%
 ------------------------------------------------------------------------------------
      BG                                                   1,809,880       7,309,626
      Boots                                                1,009,741       8,611,722
   +  Brambles Industries                                    694,600       3,444,712
      British Airways                                      1,318,500       3,775,524
      Cable & Wireless                                       834,700       4,005,877
      GKN                                                    694,600       2,668,831
      GlaxoSmithKline                                        377,899       9,470,900
      GUS                                                  1,034,646       9,644,801
      HBOS                                                   809,790       9,446,226
      Lloyds TSB                                             676,900       7,319,741
      PowerGen                                               604,773       6,702,621
      Rio Tinto                                              383,000       7,330,049
      Six Continents                                         864,900       8,496,734
 ------------------------------------------------------------------------------------
                                                                          88,227,364
 TOTAL COMMON STOCK
  (Cost $338,955,167)                                                    313,003,969
 ------------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                        AMOUNT

-------------------------------------------------------------------------------------
COMMERCIAL PAPER - 1.48%
-------------------------------------------------------------------------------------
Volkswagen 1.75% 1/2/02                                 $  4,750,000       4,749,769
-------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
 (Cost $4,749,769)                                                         4,749,769
-------------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.09%
 (Cost $343,704,936)                                                     317,753,738
-------------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities -
 0.91%                                                                     2,926,634
-------------------------------------------------------------------------------------
NET ASSETS - 100.00%
-------------------------------------------------------------------------------------
(Equivalent to $11.155 per share based on 28,747,307
 shares issued and outstanding)                                         $320,680,372
-------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:
Common Stock, par value $0.01 per share,
 100,000,000 authorized shares                                          $    287,473
Paid in capital in excess of par value of shares
 issued                                                                  351,530,373
Undistributed net investment income ++                                     3,117,100
Accumulated net realized loss on investments                              (8,278,643)
Net unrealized depreciation of investments and foreign
 currencies                                                              (25,975,931)
-------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                        $320,680,372
-------------------------------------------------------------------------------------

+    NON-INCOME PRODUCING SECURITY FOR THE YEAR ENDED DECEMBER 31, 2001.
     ADR - AMERICAN DEPOSITARY RECEIPT
++ UNDISTRIBUTED NET INVESTMENT INCOME INCLUDES NET REALIZED GAINS (LOSSES) ON FOREIGN CURRENCIES. NET REALIZED GAINS (LOSSES) ON FOREIGN CURRENCIES ARE TREATED AS NET INVESTMENT INCOME IN ACCORDANCE WITH PROVISIONS OF THE INTERNAL REVENUE CODE.
* FOR ALLOCATION OF INVESTMENTS BY INDUSTRY, SEE NOTE 6 TO THE FINANCIAL STATEMENTS.

See accompanying notes to financial statements.

                              INTERNATIONAL FUND 2

LINCOLN NATIONAL INTERNATIONAL FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
 Dividend Income                                    $  10,435,183
------------------------------------------------------------------
 Interest                                                 126,249
------------------------------------------------------------------
 Less: Foreign withholding tax                           (990,802)
------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                               9,570,630
------------------------------------------------------------------

EXPENSES:
 Management fees                                        2,925,794
------------------------------------------------------------------
 Accounting fees                                          258,672
------------------------------------------------------------------
 Custody fees                                             174,857
------------------------------------------------------------------
 Printing and postage                                      76,146
------------------------------------------------------------------
 Professional fees                                         18,647
------------------------------------------------------------------
 Directors fees                                             3,850
------------------------------------------------------------------
 Other                                                      6,108
------------------------------------------------------------------
                                                        3,464,074
------------------------------------------------------------------
 Less:
------------------------------------------------------------------
  Expenses paid indirectly                                 (4,989)
------------------------------------------------------------------
  Reimbursement from the Advisor                          (41,020)
------------------------------------------------------------------
  TOTAL EXPENSES                                        3,418,065
------------------------------------------------------------------
NET INVESTMENT INCOME                                   6,152,565
------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on:
------------------------------------------------------------------
  Investments                                          (8,278,643)
------------------------------------------------------------------
  Foreign currency                                        (94,419)
------------------------------------------------------------------
  Net realized loss on investments and foreign
  currency                                             (8,373,062)
------------------------------------------------------------------
  Net change in unrealized
  appreciation/depreciation of:
------------------------------------------------------------------
  Investments                                         (35,513,003)
------------------------------------------------------------------
  Foreign currency                                        (67,304)
------------------------------------------------------------------
  NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION OF INVESTMENTS AND
  FOREIGN CURRENCY                                    (35,580,307)
------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY                                  (43,953,369)
------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                          $ (37,800,804)
------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                          YEAR ENDED       YEAR ENDED
                                          12/31/2001       12/31/2000
                                          -------------------------------
Changes from operations:
 Net investment income                    $   6,152,565    $   9,212,061
-------------------------------------------------------------------------
 Net realized gain (loss) on investments
 and foreign currency                        (8,373,062)      29,677,269
-------------------------------------------------------------------------
 Net change in unrealized
 appreciation/depreciation of
 investments and foreign currency           (35,580,307)     (44,228,579)
-------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                   (37,800,804)      (5,339,249)
-------------------------------------------------------------------------
Dividends and distributions to
shareholders from:
 Net investment income                       (7,262,410)      (8,300,247)
-------------------------------------------------------------------------
 Net realized gain on investments           (30,196,848)     (10,724,739)
-------------------------------------------------------------------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS                              (37,459,258)     (19,024,986)
-------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS              (7,649,056)     (98,363,452)
-------------------------------------------------------------------------
  TOTAL DECREASE IN NET ASSETS              (82,909,118)    (122,727,687)
-------------------------------------------------------------------------
Net Assets, beginning of period             403,589,490      526,317,177
-------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                 $ 320,680,372    $ 403,589,490
-------------------------------------------------------------------------

See accompanying notes to financial statements.

                              INTERNATIONAL FUND 3

LINCOLN NATIONAL INTERNATIONAL FUND, INC.
FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR EACH CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                     YEAR ENDED DECEMBER 31,
                                     2001         2000       1999       1998       1997
                                     -------------------------------------------------------
Net asset value, beginning of
  period                             $ 13.769     $ 14.374   $ 15.982   $ 14.673   $ 14.556

Income (loss) from investment
  operations:
 Net investment income(1)               0.212        0.287      0.294      0.253      0.066
 Net realized and unrealized gain
   (loss) on investments and
   foreign currency                    (1.469)      (0.284)     2.182      1.838      0.771
                                     -------------------------------------------------------
 Total from investment operations      (1.257)       0.003      2.476      2.091      0.837
                                     -------------------------------------------------------

Less dividends and distributions
  from:
 Net investment income                 (0.259)      (0.272)    (0.529)    (0.189)         -
 Net realized gain on investments      (1.098)      (0.336)    (3.555)    (0.593)    (0.720)
                                     -------------------------------------------------------
Total dividends and distributions      (1.357)      (0.608)    (4.084)    (0.782)    (0.720)
                                     -------------------------------------------------------
Net asset value, end of period       $ 11.155     $ 13.769   $ 14.374   $ 15.982   $ 14.673
                                     -------------------------------------------------------

Total Return(2)                         (9.96%)       0.11%     17.20%     14.66%      6.00%

Ratios and supplemental data:
 Ratio of expenses to average net
   assets                                0.99%        0.96%      0.92%      0.93%      0.93%
 Ratio of net investment income to
   average net assets                    1.74%        2.13%      2.05%      1.63%      0.44%
 Portfolio Turnover                        13%           7%        12%       123%        78%
 Net assets, end of period (000
   omitted)                          $320,680     $403,589   $526,317   $501,654   $466,229

(1) Per share information was based on the average shares outstanding method for the years ended December 31, 2001, 2000, 1999, and 1998.

(2) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

See accompanying notes to financial statements.

                              INTERNATIONAL FUND 4

LINCOLN NATIONAL INTERNATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

THE FUND: Lincoln National International Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and The Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation. The Fund trades in securities issued outside the United States -- mostly stocks, with an occasional bond or money market security.

1. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates. Realized gains or losses from investment transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

EXPENSES: The custodian bank of the fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 2001, the custodial fees offset arrangements amounted to $4,989.

TAXES: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                              INTERNATIONAL FUND 5

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Delaware Lincoln Investment Advisors (DLIA) (the "Advisor") is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's sub-advisor, and provides certain administrative services to the Fund. DLIA is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, the Advisor receives a management fee at an annual rate of 0.90% of the first $200 million of the average daily net assets of the Fund, 0.75% of the next $200 million, and 0.60% of the average daily net assets of the Fund in excess of $400 million.

Prior to January 1, 2001, Lincoln Investment Management Company (LIM), an indirect wholly-owned subsidiary of LNC, served as the advisor to the Fund under substantially identical terms. Effective January 1, 2001, LIM was reorganized and contributed to DMBT.

Delaware International Advisors Ltd. (the "Sub-Advisor"), an affiliate of DLIA, is responsible for the day-to-day management of the Fund's securities investments. For its services, the Sub-Advisor is paid directly by the Advisor, not the Fund.

Delaware Service Company, Inc. ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net asset of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the period ended December 31, 2001.

During 2001, Fund Management performed a comprehensive review of expenses charged to the Fund since 1996. In November, 2001, the Advisor reimbursed $41 thousand to the Fund.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. INVESTMENTS

The cost of investments for federal income tax purposes was $343,704,936. The aggregate cost of investments purchased and the aggregate proceeds from investments sold, other than U.S. government securities and short-term investments, for the year ended December 31, 2001 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized depreciation at December 31, 2001 are as follows:

                           AGGREGATE    AGGREGATE    GROSS         GROSS         NET
                           COST OF      PROCEEDS     UNREALIZED    UNREALIZED    UNREALIZED
                           PURCHASES    FROM SALES   APPRECIATION  DEPRECIATION  DEPRECIATION
                           ------------------------------------------------------------------
                           $45,810,450  $79,306,077  $38,681,184   $(64,632,382) $(25,951,198)

4. DIVIDEND AND DISTRIBUTION INFORMATION

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                                                         2001          2000
                                                                         --------------------------
                               Ordinary income                           $  7,916,133  $ 12,683,821
                               Long-term capital gain                      29,543,125     6,341,165
                                                                         ------------  ------------
                               Total                                     $ 37,459,258  $ 19,024,986
                                                                         ============  ============

                              INTERNATIONAL FUND 6

As of December 31, 2001, the components of net assets on a tax basis were as follows:

                               Paid in capital                                     $351,817,846
                               Undistributed ordinary income                          3,117,100
                               Capital loss carryforwards                            (8,278,643)
                               Unrealized depreciation of investments and foreign
                                 currency                                           (25,975,931)
                                                                                   ------------
                               Net assets                                          $320,680,372
                                                                                   ============

The Fund's capital loss carryforwards may be applied against future capital gains. Such capital loss carryforwards expires as follows: 2009 - $8,278,643.

5. SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Fund to take or deliver a financial instrument of foreign currency at a future date at a specified price. The realized and unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Fund is subject to the credit risks that the counterparties to these contracts will fail to perform; although this risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the Fund is subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2001, the Fund had no open forward foreign currency contracts.

6. MARKET RISKS: The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. Allocation of investments for the Fund, by industry, as a percentage of total investments, consisted of the following at December 31, 2001:

                               Banking, Finance & Insurance                         21.6%
                               Energy                                               11.2
                               Electronics & Electrical Equipment                    9.7
                               Utilities                                             9.5
                               Retail                                                7.0
                               Food, Beverage & Tobacco                              5.7
                               Healthcare & Pharmaceuticals                          5.2
                               Buildings & Materials                                 4.7
                               Telecommunications                                    4.3
                               Others (individually less than 4%)                   21.1
                                                                                   -----
                                                                                   100.0%
                                                                                   =====

7. SUMMARY OF CHANGES FROM CAPITAL SHARE TRANSACTIONS

                                                   SHARES ISSUED UPON
                                                   REINVESTMENT OF                                     NET (DECREASE)
                           CAPITAL                 DIVIDENDS AND           CAPITAL SHARES              RESULTING FROM CAPITAL
                           SHARES SOLD             DISTRIBUTIONS           REDEEMED                    SHARE TRANSACTIONS
                           ------------------------------------------------------------------------------------------------------
                           SHARES     AMOUNT       SHARES     AMOUNT       SHARES       AMOUNT         SHARES        AMOUNT
                           ------------------------------------------------------------------------------------------------------
Year Ended
  December 31, 2001:       7,459,982  $87,021,189  3,046,143  $37,459,258  (11,069,481) $(132,129,503)     (563,356) $ (7,649,056)
Year Ended
  December 31, 2000:       5,409,484   72,831,877  1,398,811   19,024,986  (14,111,336)  (190,220,315)   (7,303,041)  (98,363,452)

8. DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.

                              INTERNATIONAL FUND 7

9. LINE OF CREDIT

The Fund, along with certain other Lincoln Life Multi-Fund Variable Annuity funds (the "Participants"), participates in a $125,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the Agreement. The Fund may borrow up to 5% of its total assets. The Fund had no amount outstanding at December 31, 2001, or at any time during the year.

10. TAX INFORMATION (UNAUDITED)

The information set forth is for the Fund's fiscal year as required by federal laws. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended December 31, 2001, the Fund designates distributions paid during the year as follows:

(A)            (B)
LONG-TERM      ORDINARY       TOTAL
CAPITAL GAINS  INCOME         DISTRIBUTIONS
DISTRIBUTIONS  DISTRIBUTIONS  (TAX BASIS)
-------------------------------------------
79%            21%            100%

Items (A) and (B) are based on a percentage of the Fund's total distributions.

The amount per share of income from the foreign taxes paid to each country is listed in the following schedule:

                                          GROSS      FOREIGN
                                          DIVIDEND   TAXES PAID
COUNTRY                                   PER SHARE  PER SHARE
---------------------------------------------------------------
Australia                                  $0.0500    $0.0012
Belgium                                     0.0064     0.0010
Germany                                     0.0245     0.0024
Finland                                     0.0049     0.0007
France                                      0.0279     0.0047
Hong Kong                                   0.0171     0.0000
Japan                                       0.0108     0.0016
Malaysia                                    0.0025     0.0010
Netherlands                                 0.0229     0.0034
New Zealand                                 0.0098     0.0015
Singapore                                   0.0028     0.0000
South Africa                                0.0091     0.0000
Spain                                       0.0156     0.0023
United Kingdom                              0.1458     0.0146

                              INTERNATIONAL FUND 8

LINCOLN NATIONAL INTERNATIONAL FUND, INC.
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
LINCOLN NATIONAL INTERNATIONAL FUND, INC.

We have audited the accompanying statement of net assets of Lincoln National International Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National International Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 18, 2002

                              INTERNATIONAL FUND 9

OFFICER/DIRECTOR INFORMATION FOR ANNUAL REPORT DISCLOSURE

(1)                           (2)                  (3)                                       (5)            (6)
NAME, ADDRESS AND AGE         POSITION(S) HELD     TERM OF OFFICE      (4)                   NUMBER OF      OTHER DIRECTORSHIPS
                              WITH THE FUND        AND LENGTH OF       PRINCIPAL             PORTFOLIOS IN  HELD BY DIRECTOR
                                                   TIME SERVED(2)      OCCUPATION(S)         FUND COMPLEX
                                                                       DURING THE PAST       OVERSEEN BY
                                                                       5 YEARS               THE DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)         Chairman, President  November 1, 1994    Vice President, The        11        Director, Board of
1300 S. Clinton Street        and Director         to present          Lincoln National                     Managers, Lincoln
Fort Wayne, IN 46802                                                   Life Insurance                       National Variable
Age 49                                                                 Company, Fort Wayne,                 Annuity Fund A; Lincoln
                                                                       Indiana                              Retirement Services
                                                                                                            Company, LLC
Steven M. Kluever(1)          Second Vice          May 6, 1997 to      Second Vice                11        None
1300 S. Clinton Street        President            present             President, The
Fort Wayne, IN 46802                                                   Lincoln National
Age 39                                                                 Life Insurance,
                                                                       Company
Eric C. Jones(1)              Second Vice          May 6, 1997 to      Second Vice                11        None
1300 S. Clinton Street        President and Chief  present             President, The
Fort Wayne, IN 46802          Financial Officer                        Lincoln National
Age 40                                                                 Life Insurance
                                                                       Company
Cynthia A. Rose(1)            Secretary            February 14, 1995   Secretary Assistant        11        None
1300 S. Clinton Street                             to present          Vice President, The
Fort Wayne, IN 46802                                                   Lincoln National
Age 47                                                                 Life Insurance
                                                                       Company
John B. Borsch                Director             December 14, 1981   Retired; formerly          11        Director, Board of
1776 Sherwood Road                                 to present          Associate Vice                       Managers, Lincoln
Des Plaines, IL 60016                                                  President,                           National Variable
Age 68                                                                 Investments,                         Annuity Fund A; Lincoln
                                                                       Northwestern                         Retirement Services
                                                                       University,                          Company, LLC
                                                                       Evanston, Illinois
Nancy L. Frisby               Director             April 15, 1992 to   Vice President and         11        Director, Board of
DeSoto Memorial Hospital                           present             Chief Financial                      Managers, Lincoln
900 N. Robert Avenue                                                   Officer, DeSoto                      National Variable
Arcadia, FL 34265                                                      Memorial Hospital,                   Annuity Fund A; Lincoln
Age 60                                                                 Arcadia, Florida                     Retirement Services
                                                                                                            Company, LLC
Barbara S. Kowalczyk          Director             November 2, 1993    Senior Vice                11        Lincoln National
Lincoln Financial Group                            to present          President and                        Management Corporation;
Centre Square, West Tower                                              Director, Corporate                  Lincoln Financial Group
1500 Market St., Ste. 3900                                             Planning and                         Foundation, Inc.;
Philadelphia, PA 19102-2112                                            Development, Lincoln                 Director, Board of
Age 50                                                                 National                             Managers, Lincoln
                                                                       Corporation,                         National Variable
                                                                       Philadelphia,                        Annuity Fund A
                                                                       Pennsylvania
                                                                       (Insurance Holding
                                                                       Company) Director,
                                                                       Lincoln Life &
                                                                       Annuity Company of
                                                                       New York, Director,
                                                                       Lincoln National
                                                                       (U.K.) PLC
                                                                       (Financial Services
                                                                       Company)
Kenneth G. Stella             Director             February 10, 1998   President, Indiana         11        First National Bank;
Indiana Hospital & Health                          to present          Hospital & Health                    Director, Board of
Association                                                            Association,                         Managers, Lincoln
1 American Square Ste. 1900                                            Indianapolis,                        National Variable
Indianapolis, IN 46282                                                 Indiana                              Annuity Fund A
Age 58
Frederick J. Crawford(1)      Vice President and   December 29, 2000   Vice President and         11        Director of Lincoln
Lincoln Financial Group       Treasurer            to present          Treasurer, Lincoln                   National Reinsurance
Centre Square, West Tower                                              National Corp.;                      Company (Barbados)
1500 Market St., Ste. 3900                                             President and Market                 Limited; The Financial
Philadelphia, PA 19102-2112                                            Manager Greater                      Alternative, Inc.;
Age 37                                                                 Cincinnati Region                    Financial Alternative
                                                                       Bank One, N.A.; and                  Resourced, Inc.;
                                                                       First Vice President                 Financial
                                                                       and Senior Banker,                   Choices, Inc.;
                                                                       Division of First                    Financial Investment
                                                                       Chicago NBD                          Services, Inc.;
                                                                                                            Financial Investments,
                                                                                                            Inc.; The Financial
                                                                                                            Resources
                                                                                                            Department, Inc.;
                                                                                                            Investment
                                                                                                            Alternatives, Inc.; The
                                                                                                            Investment
                                                                                                            Center, Inc.; The
                                                                                                            Investment
                                                                                                            Group, Inc.; Lincoln
                                                                                                            National Financial
                                                                                                            Institutions
                                                                                                            Group, Inc.; Personal
                                                                                                            Financial
                                                                                                            Resources, Inc.;
                                                                                                            Personal Investment
                                                                                                            Services, Inc.

------------------------

ADDITIONAL INFORMATION ON THE OFFICERS AND DIRECTORS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") TO THE FUND'S PROSPECTUS. TO OBTAIN A FREE COPY OF THE SAI, WRITE: LINCOLN NATIONAL LIFE INSURANCE COMPANY, P.O.
BOX 2340, FORT WAYNE, INDIANA 46801, OR CALL 1-800-4LINCOLN (454-6265). THE SAI IS ALSO AVAILABLE ON THE SEC'S WEB SITE ([http://www.sec.gov]).
(1) ALL OF THE EXECUTIVE OFFICERS ARE "INTERESTED PERSONS" OF THE FUND, AS THAT TERM IS DEFINED BY SECTION 2(a)(19) OF THE 1940 ACT, BY REASON OF THEIR BEING OFFICERS OF THE FUND.
(2) THE OFFICERS AND DIRECTORS ARE RE-ELECTED ANNUALLY. THE OFFICERS AND DIRECTORS HOLD THEIR POSITION WITH THE FUND UNTIL RETIREMENT OR RESIGNATION. THE BYLAWS OF THE FUNDS DO NOT SPECIFY A TERM OF OFFICE.

                             INTERNATIONAL FUND 10

                                                    Presorted Standard
                                                       US Postage
                                                          Paid
                                                        Permit 552
                                                      Hackensack NJ










Lincoln National Life Insurance Co. (Lincoln Life)        Securities offered through, and  annuities issued by, The Lincoln
Fort Wayne, IN 46802                                      National Life Insurance Company, Ft. Wayne, IN.  Securities also
800-4LINCOLN (800-454-6265)                               distributed by other broker-dealers with effective selling agreements.
www.LincolnLife.com
                                                          Lincoln Financial Group is the marketing name for Lincoln National
                                                          Corporation and its affiliates.


(C)2002 The Lincoln National Life Insurance Co.
Form 19875A-LN International 2/02                                          February 02 [RECYCLE LOGO]